SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2004

ALION SCIENCE AND TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10 West 35th Street	1750 Tysons Boulevard
Chicago, IL 60616	Suite 1300
(312) 567-4000	McLean, VA 22102
(703) 918-4480

(Address, including Zip Code and Telephone Number, including
Area Code, of Principal Executive Offices)

Item 5. Other Events and Required FD Disclosure.

     On February 13, 2004, Alion Science and Technology Corporation (the “Company”) issued a press release announcing the acquisition of Identix Public Sector, Inc. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	Press release of the Company dated February 13, 2004 announcing the acquisition of Identix Public Sector, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2004

ALION SCIENCE AND TECHNOLOGY CORPORATION

By: /s/ MANIK K. RATH
Name: Manik K. Rath
Title: Vice President and
Associate General Counsel

Exhibit Index

Exhibit Number	Description
99.1	Press release of the Company dated February 13, 2004 announcing the acquisition of Identix Public Sector, Inc.

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